                                                                    EXHIBIT 99.1

CASE NAME: Stockwalk Group, Inc.             2-11-02
CASE NUMBER: 02-40585                        FMV
COMPARATIVE BALANCE SHEET (CALENDAR QUARTER)

                                                          FILING               MONTH 1             MONTH 2            MONTH 3
     ASSETS                                                DATE              Of Quarter           Of Quarter         Of Quarter
     ------                                          ---------------      ----------------      --------------     --------------
   1 CASH                                                      3,185                 3,185               3,185             79,414
   2 ACCOUNTS RECEIVABLE
   3 INVENTORY
   4 NOTES RECEIVABLE                                        428,333               481,751             488,419            480,086
   5 PRE-PAID EXPENSES                                                             185,671             163,215            115,759
   6 OTHER
                                                     ---------------      ----------------      --------------     --------------
   7   TOTAL CURRENT ASSETS                                  431,518               670,607             654,819            675,293
                                                     ===============      ================      ==============     ==============
   8 PROPERTY, PLANT & EQUIPMENT                             500,000             3,520,438           1,654,970          1,654,970
   9   LESS: ACCUMULATED DEPRECIATION                                           (1,474,664)           (871,404)          (899,531)
                                                     ---------------      ----------------      --------------     --------------
  10   TOTAL PROPERTY, PLANT & EQUIPMENT                     500,000             2,040,774             783,566            755,431
                                                     ===============      ================      ==============     ==============
10.5 OTHER ASSETS RESTRICTED CASH                                 --             2,065,895           2,067,662          2,067,662
  11 INSURANCE CLAIM RECEIVABLE                              100,000               215,997             215,997            215,997
  12 INVESTMENTS                                             653,424               653,429             653,429            653,429
  13 INVESTMENTS IN SUBSIDIARIES                           5,210,650            16,362,760          15,647,910         15,342,154
                                                     ---------------      ----------------      --------------     --------------
  14   TOTAL OTHER ASSETS                                  5,964,079            19,298,081          18,584,998         18,279,242
                                                     ===============      ================      ==============     ==============
  15 TOTAL ASSETS                                          6,895,597            22,009,462          20,023,384         19,709,966
                                                     ===============      ================      ==============     ==============
  17 ACCOUNTS PAYABLE
  18 ACCRUED PROFESSIONAL FEES
  19 NOTES PAYABLE
  20 TAXES PAYABLE
  21 OTHER (LIST)
                                                     ---------------      ----------------      --------------     --------------
  22   TOTAL POST-PETITION DEBT
                                                     ===============      ================      ==============     ==============
          PRE-PETITION LIABILITIES
  23 SECURED DEBT                                          2,186,629             2,186,629           2,186,629          2,186,629
  24 ACCRUED EXPENSES                                        492,603               492,603             309,783            300,903
  25 UNSECURED DEBT                                       52,182,478            52,177,375          53,756,232         53,756,232
  26 ACCRUED TAXES                                           613,601               613,601             613,601            735,346
                                                     ---------------      ----------------      --------------     --------------
  27   TOTAL PRE-PETITION DEBT                            55,475,311            55,470,208          56,866,245         56,979,110
                                                     ===============      ================      ==============     ==============
  28   TOTAL LIABILITIES                                  55,475,311            55,470,208          56,866,245         56,979,110
                                                     ===============      ================      ==============     ==============
          EQUITY
  29 OWNER'S/STOCKHOLDERS EQUITY                          90,580,754            90,580,754          90,580,754         90,580,754
  30 RETAINED EARNINGS (PRE-PETITION)                   (139,160,468)         (123,413,860)       (127,118,935)      (127,570,119)
                                                     ===============      ================      ==============     ==============
  31 RETAINED EARNINGS (POST-PETITION) EXCLUDING SUB                              (627,640)           (304,679)          (279,778)
                                                     ===============      ================      ==============     ==============
  32 TOTAL EQUITY                                        (48,579,714)          (33,460,746)        (36,842,860)       (37,269,143)
                                                     ===============      ================      ==============     ==============


CASE NAME: Stockwalk Group   2-12-02-
CASE NUMBER: 02-40585        2-28-02

PROFIT AND LOSS STATEMENT (CALENDAR QUARTER)

                                                            MONTH 2      MONTH 3     QUARTER
                                              Of Quarter   Of Quarter   Of Quarter    TOTAL
                                              ----------   -----------  ----------   -------
 1 GROSS REVENUE                                 1,766          16,767     76,311
 2 LESS: RETURNS & DISCOUNTS
                                              --------      ----------    -------     ------
 3 NET REVENUE                                   1,766          16,767     76,311
                                              ========      ==========    =======     ======
   COST OF GOODS SOLD
 4 MATERIALS
 5 DIRECT LABOR
 6 DIRECT OVERHEAD
                                              --------      ----------    -------     ------
 7 TOTAL COST OF GOODS SOLD
                                              ========      ==========    =======     ======
 8 GROSS PROFIT                                  1,766          16,767     76,311
                                              ========      ==========    =======     ======
   OPERATING EXPENSES
 9 OFFICER/INSIDER COMP
10 SELLING & MARKETING
11 GENERAL & ADMINISTRATIVE                     53,300
12 RENT & LEASE                                 86,313
                                              --------      ----------    -------     ------
13 OTHER (LIST)                                139,613
                                              ========      ==========    =======     ======
14 TOTAL OPERATING EXPENSES                                         --
                                              ========      ==========    =======     ======
15 INCOME BEFORE NON-OPERATING
   INCOME & EXPENSES
                                              ========      ==========    =======     ======
   OTHER INCOME & EXPENSES
16 NON-OPERATING INCOME (LIST)
17 NON-OPERATING EXPENSES (INSURANCE)            6,811           6,811     23,024
18 INTEREST EXPENSE                              1,092           1,049
19 DEPRECIATION EXPENSE / w/o leaseholds
   Colonade                                     81,525       1,257,207     28,136
20 AMORTIZATION EXPENSE                             --
                                              --------      ----------    -------     ------
21 OTHER GAIN/LOSS (LIST)
   Reclassed to Suncom                          89,428      (1,171,261)     51,160
                                              ========      ==========    =======     ======
   REORGANIZATION EXPENSES Reclassed to MJSK   400,000        (400,000)        --
22 PROFESSIONAL FEES                               365                         --
23 U S TRUSTEE QUARTERLY FEES                       --                        250
24 OTHER REORGANIZATION COSTS                       --
                                              --------      ----------    -------     ------
25 TOTAL REORGANIZATION COSTS                  400,365        (400,000)       250
                                              ========      ==========    =======     ======
26 INCOME TAX                                                       --
                                              ========      ==========    =======     ======
27 NET PROFIT (LOSS)                          (627,640)        322,961     24,901

CASE NAME:     Stockwalk Group, Inc.
CASE NUMBER:   02-40585

               CASH RECEIPTS AND DISBURSEMENTS (CALENDAR QUARTER)


                                                              MONTH 1        MONTH 2      MONTH 3    CUMULATIVE
                                                            Of Quarter     Of Quarter   Of Quarter      TOTAL
                                                            ----------     ----------   ----------   ----------
 1  CASH-BEGINNING OF MONTH                                                     3,185
         RECEIPTS FROM OPERATIONS
 2  CASH SALES
 3  LESS: CASH REFUNDS
 4  NET CASH SALES
      COLLECTIONS OF ACCTS. REC.                                                   --
 5  PRE-PETITION
 6  POST-PETITION
 7  OTHER
 8  TOTAL OPERATING RECEIPTS (LINES 4 + 5 + 6 + 7)
                NON-OPERATING RECEIPTS                                             --
 9  LOANS/ADVANCES
10  SALE OF ASSETS
11  OTHER                                                                   76,310.50
12  TOTAL NON-OPERATING RECEIPTS (LINES 9 + 10 + 11)                        76,310.50
13  TOTAL RECEIPTS (LINES 8 + 12)                                           76,310.50
14  TOTAL CASH AVAILABLE (LINES 13 + 1)                                     79,495.50
    CASE NAME:
    CASE NUMBER:
               OPERATING DISBURSEMENTS:
15  NET PAYROLL
16  PAYROLL TAXES-PAID
17  SALES, USE & OTHER TAXES PAID
18  SECURED/RENTAL/LEASES
19  UTILITIES  Payments made by Subsidiary
20  INSURANCE
21  INVENTORY PURCHASES
22  VEHICLE EXPENSE
23  TRAVEL
24  ENTERTAINMENT
25  REPAIRS & MAINTENANCE
26  SUPPLIES
27  ADVERTISING
28  OTHER:
29  OTHER:
30  OTHER:
31  TOTAL OPERATING DISBURSEMENTS
               REORGANIZATION EXPENSES:
32  PROFESSIONAL FEES
33  U.S. TRUSTEE QUARTERLY FEES
34  OTHER: Bank Fees                                                            81.31
35  OTHER:
36  TOTAL REORGANIZATION EXPENSES
37  TOTAL DISBURSEMENTS (LINES 31 + 36)
38  CASH-END OF MONTH                                                       79,414.19

CASE NAME: Stockwalk Group, Inc.
CASE NUMBER: 02-40585

                          ITEMIZATION OF CASH RECEIPTS

Date
Received            Payer               Description              Amount
--------            -----               -----------              ------


                                        N/A


                                                                 ------
                                        Total
                                                                 ======

CASE NAME: Stockwalk Group, Inc.
CASE NUMBER: 02-40585

                       ITEMIZATION OF CASH DISBURSEMENTS

Date                                              Check
Paid        Payee        Description              Number         Amount
----        -----        -----------              ------         ------


                         See attached Schedule for
                         charges incurred by
                         Stockwalk Group, Inc.
                         Any payments were made
                         by its subsidiary
                         and allocated to
                         Stockwalk Group, Inc.



                                                                 ------
                                                  Total
                                                                 ======

CASE NAME: Stockwalk Group, Inc.
CASE NUMBER: 02-40585                  None in April 2002


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, PLEASE LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (e.g., SALARY, BONUS COMMISSION, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.)
ATTACH ADDITIONAL PAGES AS NECESSARY.


-----------------------------------------------------------------------------------------------------------
                                         TYPE OF         MONTH 1       MONTH 2        MONTH 3      QUARTER
   INSIDERS: NAME                      COMPENSATION    Of Quarter    Of Quarter     Of Quarter     TOTAL
-----------------------------------------------------------------------------------------------------------
1
-----------------------------------------------------------------------------------------------------------
2
-----------------------------------------------------------------------------------------------------------
3
-----------------------------------------------------------------------------------------------------------
4
-----------------------------------------------------------------------------------------------------------
5
-----------------------------------------------------------------------------------------------------------
6
-----------------------------------------------------------------------------------------------------------
7
-----------------------------------------------------------------------------------------------------------
8
-----------------------------------------------------------------------------------------------------------
9
-----------------------------------------------------------------------------------------------------------
10
-----------------------------------------------------------------------------------------------------------
11
-----------------------------------------------------------------------------------------------------------
12  TOTAL PAYMENTS TO INSIDERS
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                         DATE OF COURT
                                       ORDER AUTHORIZING    MONTH 1       MONTH 2       MONTH 3     QUARTER
   PROFESSIONALS: NAME                     PAYMENT        Of Quarter    Of Quarter    Of Quarter     TOTAL
-----------------------------------------------------------------------------------------------------------
13
-----------------------------------------------------------------------------------------------------------
14
-----------------------------------------------------------------------------------------------------------
15
-----------------------------------------------------------------------------------------------------------
16
-----------------------------------------------------------------------------------------------------------
17
-----------------------------------------------------------------------------------------------------------
18
-----------------------------------------------------------------------------------------------------------
19  TOTAL PAYMENTS TO PROFESSIONALS
-----------------------------------------------------------------------------------------------------------

CASE NAME: Stockwalk Group, Inc.
CASE NUMBER: 02-40585

                         STATUS OF POST-PETITION TAXES
                               MONTH: April 2002



                                  BEGINNING           AMOUNT
                                     TAX           WITHHELD AND/       AMOUNT          ENDING TAX
                                  LIABILITY*        OR ACCRUED          PAID           LIABILITY
                                  ----------       -------------       ------          ----------

          FEDERAL

 1 WITHHOLDING**
 2 FICA-EMPLOYEE**
 3 FICA-EMPLOYER**
 4 UNEMPLOYMENT
 5 INCOME                           735,346                 --            --               735,346
 6 OTHER (LIST)
 7 TOTAL FEDERAL TAXES              735,346                 --            --               735,346



      STATE & LOCAL

 8 WITHHOLDING
 9 SALES
10 EXCISE
11 UNEMPLOYMENT
12 OTHER
13 REAL PROPERTY
14 PERSONAL PROPERTY
15 OTHER (LIST)
16 TOTAL STATE & LOCAL TAXES

17 TOTAL TAXES DUE                  735,346                 --            --               735,346

     LIST ANY PRE-PETITION TAXES PAID DURING REPORTING PERIOD:

     EXPLAIN THE REASON FOR ANY PAYMENT ON PRE-PETITION TAXES:

     ---------------------------------------------------------     ---------

     ---------------------------------------------------------     ---------

     EXPLAIN THE REASON ANY POST-PETITION TAXES ARE PAST-DUE:

     ---------------------------------------------------------     ---------

     ---------------------------------------------------------     ---------


     * THE BEGINNING TAX LIABILITY SHOULD REPRESENT THE LIABILITY
     FROM THE PRIOR MONTH, OR IF THIS IS THE FIRST OPERATING REPORT, THE AMOUNT SHOULD BE ZERO.

     ** ATTACH PHOTOCOPIES OF IRS FORM 6123 OR YOUR FTD COUPON AND
        PAYMENT RECEIPT TO VERIFY PAYMENTS OR DEPOSITS.

CASE NAME:   Stockwalk Group, Inc.
CASE NUMBER: 02-40585

                    AGING SCHEDULE OF POST-PETITION PAYABLES
                               MONTH: April 2002

                        CURRENT
    ACCOUNTS PAYABLE:     0-30     31-60     61-90     91 & OVER
    VENDOR                DAYS     DAYS      DAYS         DAYS        TOTALS
    -----------------   -------    -----     -----     ---------      ------
 1
 2
 3
 4
 5
 6
 7                  There are no operational trade creditors providing
 8                  goods or services for Stockwalk Group, Inc.
 9
10
11
12
13
14
15
     TOTAL PAYABLES

     TAXES PAYABLE
     TAXING AUTHORITY
16   FEDERAL
17   STATE          Tax liabilities were generated by Book/Tax differences (timing)
18                  that may result in future tax payments
19
20
21
     TOTAL TAXES

CASE NAME: Stockwalk Group, Inc.
CASE NUMBER: 02-40585

                 POST-PETITION STATUS OF SECURED NOTES, LEASES
                    PAYABLE AND ADEQUATE PROTECTION PAYMENTS

POST-PETITION SECURED NOTES, LEASES          SCHEDULED      AMOUNT
PAYABLE AND ADEQUATE PROTECTION               MONTHLY        PAID
PAYMENTS                                      PAYMENT       DURING         TOTAL
(UNPAID POST-PETITION ONLY)                     DUE         MONTH          UNPAID
-----------------------------------          ---------      ------         ------
     LIST CREDITOR/LESSOR *
22
23             N/A
24
25
26
               TOTAL DUE

     * A CREDITOR OR LESSOR WHO IS ALSO AN OFFICER, SHAREHOLDER OR AN INSIDER BY REASON OF RELATIONSHIP OR CONTROL, IS TO BE IDENTIFIED BY **.








                           ACCOUNTS RECEIVABLE AGING

                          MONTH 1             MONTH 2             MONTH 3
     AGING               Of Quarter          Of Quarter          Of Quarter
     -----               ----------          ----------          ----------
1     0-30 DAYS
2    31-60 DAYS
3    61-90 DAYS
4    91 + DAYS
5    TOTAL A / R

                                 QUESTIONNAIRE

Case Name: Stockwalk Group, Inc.

United States Bankruptcy Court District of Minnesota, North Dakota, South Dakota, & Iowa

Case Number: 02-40585   _____________________________ Division

                               Month: April 2002

1.   Taxes:

     Are all post-petition payroll, state and federal taxes current?

          Yes [X]        No [ ]

     Are all post-petition income taxes, state and federal current?

          Yes [X]        No [ ]

     Are all other post-petition taxes current?

          Yes [X]        No [ ]

     If the answer to any of the questions above is no, please list the balances which are outstanding on the schedules of post-petition taxes payable.

2.   Insurance

     Are workers compensation, general liability and other necessary insurance in effect?

          Yes [X]        No [ ]

     Are all premium payments current?

          Yes [X]        No [ ]


     PLEASE ITEMIZE ALL POLICIES:

                                                       INSTALLMENT
               TYPE OF                   EXPIRATION      PAYMENT            PERIOD     PAID
               POLICY      CARRIER          DATE         AMOUNT            COVERED    THROUGH
----------------------------------------------------------------------------------------------
A.           See attached

B.

C.

D.
----------------------------------------------------------------------------------------------

                      Questionnaire Continued on Next Page

3. Have any payments been made to any pre-petition creditors?
         Secured     Yes ( )   No ( )
         Priority    Yes ( )   No ( )
         Unsecured   Yes (X)   No ( )

   If yes, please identify to whom the payment(s) has been made, the date(s) and the amount(s).
         Rent & Equipment Leases

4. Have any assets been sold outside the normal course of business?
         Yes (X)   No ( )

   If yes, please describe the assets which were sold and attach an order by the Court authorizing the sale.
         Stockwalk.com Subsidiary

5. Have all funds been deposited in and disbursed from the chapter 11 debtor bank accounts?
         Yes ( )   No (X)

6. Are all post-petition accounts receivable due from non-related parties?
         Yes( )    No (X)

7. What specific efforts have been made in the past month toward the development of a Plan of Reorganization?
         Vote Accumulation
         Meet w/judge tomorrow

(Print Name of Signatory)

                         Debtor/Trustee's Certification


Name of Attorney: Steven D. DeRuter Leonard Street and [ILLEGIBLE]
                  ------------------------------------------------
Address:          150 South Fifth Street
                  ------------------------------------------------
                  Suite 2300
                  ------------------------------------------------
City, State, Zip: Minneapolis MN 55402
                  ------------------------------------------------
Telephone:
                  ------------------------------------------------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING COMPLETE MONTHLY OPERATING REPORT (MOR), CONSISTING OF MOR-1 THROUGH MOR-11, PLUS ALL ATTACHMENTS ARE TRUE AND CORRECT.

Signed: /s/ Dean Reder                Title: Controller
        --------------------------           ---------------------
        (Original Signature)

                                      Date:  5-20-02
        --------------------------           ---------------------

                          BANK ACCOUNT REPORTING FORM

Case Name  Stockwalk Group, Inc.               Case No. 02-40585
           --------------------------------             ------------------------

(This is a master form. Signed copies of this form should be used for providing information if the debtor has more than four accounts. Copies should also be used for reporting on accounts which the debtor opens or closes after the submission of the initial form.)


                              ACCOUNT
                              DESCRIPTION                             DATE
                              (i.e. Payroll or                        ACCOUNT
DEPOSITORY INSTITUTION        tax acct. etc.)     ACCOUNT NO.         OPENED
----------------------        ----------------    -----------         ----------

Name:
Address:

Phone:

               No changes made to financial accounts in April 2002.


Name:
Address:

Phone:


Name:
Address:

Phone:


Name:
Address:

Phone:

I/we certify that the above is a complete report of all bank accounts/ investments owned by the debtor as of the date of the filing of debtor's petition or, where applicable, opened or closed by debtor after the submission of the initial form.

I/we certify that all above-listed depository institutions have been notified of the date and place of the filing of this chapter 11 petition.

In addition, I/we hereby authorize any accredited representative of the United States Trustees Office to obtain any information from the above listed financial institutions. This information may include, but is not limited to, bank statements, signature cards, canceled checks, correspondence and other documentation for all accounts listed hereon.

THE UNDERSIGNED DECLARES UNDER PENALTY OF PERJURY THAT THE ABOVE INFORMATION IS TRUE, COMPLETE AND ACCURATE.

DATED THIS       20th          DAY OF         May           , 2002.
          -------------------         ----------------------

SIGNATURE /s/ Dean C. Reder
          -------------------         ----------------------

(A copy of this form must be signed by all persons who are authorized signatories on the accounts listed above.)

CASE NAME:  Stockwalk Group, Inc.
CASE NUMBER: 02-40585

                              BANK RECONCILIATIONS
                               MONTH: April 2002
THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH BANK ACCOUNT (E.G GENERAL PAYROLL, TAX, ETC.), INCLUDING ALL SAVINGS AND INVESTMENT ACCOUNTS (E.G. MONEY MARKET ACCOUNTS, CERTIFICATES OF DEPOSIT, GOVERNMENT OBLIGATION, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

     BANK ACCOUNT-PURPOSE:             ACCT: M&I DEBTOR IN POSSESSION     ACCT: SIPC RESTRICTED    ACCT:          MONTH
     BANK ACCOUNT NUMBER:              NO: 00231-46112                    NO: 10075269             NO:            TOTAL
     ---------------------             ------------------------------     ---------------------    ------      ----------
1  BALANCE PER BANK STATEMENT                     79,414                       2,067,662.03                    2,147,076.03

2  ADD: TOTAL DEPOSITS NOT CREDITED                   --                                 --

3  ADD: SERVICE CHARGES                               --                                 --

4  SUBTRACT: OUTSTANDING CHECKS                       --                                 --

5  SUBTRACT: INTEREST EARNED                          --                                 --

   END OF MONTH BANK BALANCE                      79,414                       2,067,662.03                    2,147,076.03
                                                  ------                       ------------                    ------------
6  PER BOOKS                                      79,414                       2,067,662.03                    2,147,076.03

INVESTMENT ACCOUNTS:

               ACCOUNT NAME &                     DATE OF                   TYPE OF            PURCHASE       CURRENT
                  NUMBER                          PURCHASE                 INSTRUMENT           PRICE         VALUE
               --------------                     --------                 ----------          --------       -------
7

8  WARRANTS & ILLIQUID
   INVESTMENTS                                                                                                    653,429

9

10

11        TOTAL
                                                  ------                  ------------         --------       -------
                                                  TOTAL CASH-END OF MONTH:
                                                  (LINES 6 + 11)                               2,800,505

Stockwalk Group, Inc.
02-40585

                           KEMPER INSURANCE POLICIES

                                    10/1/01  10/1/02

                                                        COMMERCIAL      WORKERS        COM
                                             Handling      AUTO          COMP        PACKAGE       UMBRELLA                 CRIME
                      PAYEE                    Fee     F3C041325-01  3CE854763-01  TKP612099-01  3SX069038-01   Total      4736554

Annual Premium                                           $   1,379    $  64,920     $   72,420    $   5,350   $ 144,069      71,040
Down Payment                                                                                                  $      --
                                                                                                              $      --
Payment Date          Christensen  10/23/01              $    (260)   $ (12,158)    $  (13,561)   $      --   $ (25,979)    (71,040)
Payment Date          Christensen  10/24/01              $      (5)   $    (193)    $     (215)               $    (413)
Payment Date          Kemper       10/27/01              $    (340)   $ (16,053)    $  (17,910)   $  (1,942)  $ (36,245)

Payment Date          Kemper       1/10/02   $  (260)    $    (129)   $  (6,086)    $   (6,789)   $    (568)  $ (13,832)
Credit Installment 4  Kemper                                          $  (4,391)                              $  (4,391)
Installment Due 4     Kemper       2/1/02    $  (260)    $    (129)   $  (1,695)    $   (6,789)   $    (568)  $  (9,441)
Installment Due 5     Kemper       3/1/02    $  (260)    $    (129)   $  (6,086)    $   (6,789)   $    (568)  $ (13,832)
Installment Due 6     Kemper       4/1/02    $  (260)    $    (129)   $  (6,086)    $   (6,789)   $    (568)  $ (13,832)
Installment Due 7     Kemper       5/1/02    $  (260)    $    (129)   $  (6,086)    $   (6,789)   $    (568)  $ (13,832)
Installment Due 8     Kemper       6/1/02    $  (260)    $    (129)   $  (6,086)    $   (6,789)   $    (568)  $ (13,832)
                                                         ---------    ---------     ----------    ---------   ---------   ---------
                                   TOTAL                 $      --    $      --     $        0    $      --   $       0   $       0
                                                         =========    =========     ==========    =========   =========   =========
Credit                                                                               (7,281.63)

02-40585                        Stockwalk Group                         2/26/02
                               Insurance Summary


   Policy #            Company                Insured/Assured             Limit of Liability
   --------            -------                ---------------             ------------------
                                                                        $5,000,000 each loss;
               National Union Fire Insurance                            $5,000,000 each policy
  958 15 54      Company of Pittsburgh, PA.   Stockwalk Group, Inc.               year

                American International
  278 16 43           Companies               Stockwalk Group, Inc.           $1,000,000

               National Union Fire Insurance
  874 35 77     Company of Pittsburgh, PA.    Stockwalk Group, Inc.          $10,000,000

                                                                         $250,000,000 each and
                                                                        every loss; subject to
               Arc Excess & Surplus, LLC/    Miller, Johnson & Kuehn,       $49,500,000 per
#501/FT00AAAQ        London Policy                    Inc.                      Customer

                                                                             $500,000 each
                                                                          occurrence $500,000
3CE 854 763 01     Kemper National            Stockwalk Group, Inc.       aggregate disease

                                                                           $4,000,000 Each
                                                                             Occurrence;
                                                                           $4,000,000 Annual
3SX 069 038 01     Kemper National            Stockwalk Group, Inc.           Aggregate

                                                                           $1,000,000 each
                                                                        occurrence; $2,000,000
3MG 612 091 01     Kemper National            Stockwalk Group, Inc.        each policy year

                                                                           $2,000,000 each
                                                                        occurrence; $2,000,000
 7023 25 58          Fereral                  Stockwalk Group, Inc.        each policy year

3MJ 612 091 01     Kemper National            Stockwalk Group, Inc.           $1,000,000

F3C 041 325 01     Kemper National            Stockwalk Group, Inc.           $1,000,000


   Policy #             Deductible           Term                 Type                 Current Prem
   --------             ----------           ----                 ----                 ------------

                                                           Directors & Officers               total for 3
  958 15 54             $ 75,000         7/7/99-7/7/02          Liability            $228,582 year term

                                                           Employment Practices               total for 3
  278 16 43             $ 25,000         7/7/99-7/7/02           Liability           $ 57,666 year term


  874 35 77             $100,000       10/1/00-10/1/01      Stock Broker Bond        $ 71,040 annual



                                                           All Risks Excess of
#501/FT00AAAQ                n/a       8/27/00-8/26/01        SIPC Insurance         $265,000 annual



3CE 854 763 01                       10/01/01-10/01/02        Worker's Comp          $ 64,920 annual




3SX 069 038 01          $ 10,000     10/01/01-10/01/02           Umbrella            $  5,350 annual


                                                             Gereal Commercial
3MG 612 091 01                       10/01/01-10/01/02           Liability           $ 72,420 annual


                                                            Fiduciary Liability-
 7023 25 58             $ 10,000     12/01/00-12/01/01         New business          $  4,212 annual

3MJ 612 091 01               500     10/01/01-10/01/02      Automotive Liability     $  1,379 annual

F3C 041 325 01               500     10/01/01-10/01/02           Texas Auto              ?


                              Insurance General 2

                             Stockwalk Group, Inc.                       5/20/02
                                    02-40585
              Payments Made on Behalf of Group by it's Subsidiary



Date            Vendor           Amount         Description
-------   ------------------    --------       -------------
April     Us Dept of Justice       250         Quarterly Fee